SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-72647                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, Fourth Floor
New York, New York                                               10013
- ------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------



==============================================================================
Item 5.  Other Events
         ------------------------------------

	On April 26, 1999 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated April 26, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

            F. Item 5: Other Information - Form 10-Q, Part II -
            	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated April 26, 1999.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                04/26/99


               Beginning                                        Ending
               Certificate                                      Certificate
ClassCusip     Balance(1)    Principal     Interest    Losses   Balance
A-1  79548KL71 211,168,000.00 1,466,779.30 1,000,232.43    0.00 209,701,220.70
A-2  79548KL89 54,433,000.00          0.00  313,398.00     0.00 54,433,000.00
M-1  79548KL97 19,368,000.00          0.00  108,945.00     0.00 19,368,000.00
M-2  79548KM21 14,288,000.00          0.00   80,370.00     0.00 14,288,000.00
M-3  79548KM39  8,732,000.00          0.00   49,117.50     0.00  8,732,000.00
CE      N/A     9,525,824.99          0.00 1,023,377.52    0.00  9,525,824.99
P       N/A           100.00          0.00   25,925.75     0.00        100.00
R-III   N/A             0.00          0.00        0.00     0.00          0.00
Total          317,514,924.99 1,466,779.30 2,601,366.20    0.00 316,048,145.69




           AMOUNTS PER $1,000 UNIT

                                           Ending               Current
                                           Certificate          Pass-Through
ClassPrincipal Interest      Total         Balance     Losses   Interest Rate
A-1   6.946030      4.736667     11.682697  993.053970 0.000000       5.32875%
A-2   0.000000      5.757500      5.757500 1000.000000 0.000000       6.90900%
M-1   0.000000      5.625000      5.625000 1000.000000 0.000000       6.75000%
M-2   0.000000      5.625000      5.625000 1000.000000 0.000000       6.75000%
M-3   0.000000      5.625000      5.625000 1000.000000 0.000000       6.75000%
CE    0.000000    107.431904    107.431904 1000.000000 0.000000       3.86770%
P     0.000000 259257.500000 259257.500000 1000.000000 0.000000      N/A


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                                       132,243.92
ADMINISTRATION  FEES                                                 2,249.06

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances                          4,416.52
*Note:  P&I Advances are made on Mortgage Loans
     Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:        Apr-99
Stated Principal Balance of Mortgage Loans                      316,048,145.69
Stated Principal Balance of REO Properties                               0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS
                                            Beginning               Ending
Number of Loans                                  4,235                  4,224
Aggregate Prin Bal as of the Due Date      317,514,924.99       316,048,145.69

Weighted Average Remaining Term to Maturity                               327
Beginning Weighted Average Mortgage Rate                             10.24199%
Number of Subsequent Loans                                               0.00
Balance of Subsequent Loans                                              0.00

Section 4.02 (vii.)
DELINQUENCY INFORMATION                    Unpaid Prin           Stated Prin
                             Number          Balance               Balance
30-59 days delinquent                   25 1,521,961.67          1,521,217.28
60-89 days delinquent                    4  248,404.57             248,169.72
90 or more days delinquent               0        0.00                   0.00
Foreclosures                             1  324,421.58             324,310.04
Bankruptcies                             5  317,403.24             317,179.91
*Note:  In accordance with the Master Servicer, the Delinquency
     Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Principal          Stated Principal
     Loan Number                Balance                 Balance



Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                                      0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal Prepayments - Curtailments            19,505.18
                               Payments in Full                  1,204,861.85
                                                                 1,224,367.03

Prepayment Charges                                                  25,925.75
REO Principal Amortization                                               0.00



Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                    0.00
Which Include:
Bankruptcy Losses                                                        0.00

Cumulative Realized Losses                                               0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.


Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the           0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                              Factor
               Class A-1                    0.99305397
               Class A-2                    1.00000000
               Class M-1                    1.00000000
               Class M-2                    1.00000000
               Class M-3                    1.00000000
               Class CE                     0.99538044

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                           Reduction from the Allocation of:
                  Interest     Interest                 Prepay    Relief Act
                Distribution Carry Forward   Realized  Interest    Interest
                   Amount        Amount       Losses   Shortfall  Shortfalls
     A-1        1,000,232.43          0.00        0.00     0.00          0.00
     A-2          313,398.00          0.00        0.00     0.00          0.00
     M-1          108,945.00          0.00        0.00     0.00          0.00
     M-2           80,370.00          0.00        0.00     0.00          0.00
     M-3           49,117.50          0.00        0.00     0.00          0.00
     CE         1,023,377.52      N/A             0.00     0.00          0.00
     TOTAL      2,575,440.45          0.00        0.00     0.00          0.00

Section 4.02 (xvi.)
AGGREGATE  UNPAID ALLOCATED  REALIZED  LOSS  AMOUNT
                                                       Aggregate
                                                       Unpaid Amounts
                             Class M-1                    $0.00
                             Class M-2                    $0.00
                             Class M-3                    $0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
  SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:              0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                            0.00

Section 4.02 (xix.)
Required Overcollateralized Amount                               9,525,824.99
Credit Enhancement Percentage                                        16.42592%

Section 4.02 (xx.)
Overcollateralization Increase Amount                                    0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                                   0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                     1,023,377.52

Delinquency Percentage                                                   0.00

Stepdown Date Occurrence                                        NO
Trigger Event Occurrence                                        NO




	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	April 30, 1999